                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2005
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                              ENCLAVES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                       000-29689               20-1951556
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(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                File Number)           Identification No.)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas        75006
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    (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code: (972) 416-9304
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 12, 2005, we entered into an Assignment of Contract  (attached hereto as Exhibit 10.1), with North Carolina Development Partners,  LLC, a North
Carolina  limited  liability  company,  assigning  to us all right,  title,  and interest  as  "Purchaser"  under that  certain  Real  Estate  Purchase  and Sale
Agreement made effective as of August 22, 2005 (the "Purchase Agreement"),  with
Pilot Developers,  LLC, a North Carolina limited liability company, as "Seller."
Under the Purchase  Agreement  (attached  hereto as Exhibit 10.2),  as successor
Purchaser, we agreed to acquire certain parcels of land containing approximately one hundred  fifty three (153)  acres  located in the City of  Salisbury,  Rowan
County,  North Carolina,  commonly known as "Drummond  Village",  for a purchase price of five million dollars ($5,000,000), subject to the opportunity to review the subject property during a feasibility period.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)       Exhibits

Exhibit No.    Description of Exhibit
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    10.1       Assignment  of  Contract,  effective  as of  September  12, 2005, between  North  Carolina  Development  Partners  LLC and Enclaves
               Group, Inc.

    10.2       Purchase and Sale Agreement,  dated as of August 22, 2005, by and between  Pilot  Developers,  LLC and North  Carolina  Development
               Partners LLC

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                ENCLAVES GROUP, INC.

Dated: September 13, 2005       By: /s/ Daniel G. Hayes
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                                    Name: Daniel G. Hayes
                                    Title: President and Chief Executive Officer